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                             EMPLOYMENT AGREEMENT



     This Employment Agreement (the "Agreement") is made and entered into as of April 19, 1994, between The Actava Group Inc., a Delaware corporation (the "Company"), and John D. Phillips (the "Employee"). The Company hereby employs the Employee and the Employee hereby accepts employment with the Company in accordance with the following terms and subject to the following conditions:
     1. TERM. The term of this Agreement shall begin on the date hereof and shall continue until December 31, 1996 (the "Term").
     2.      EMPLOYMENT AND DUTIES.  The Company hereby employs the
Employee as its Chief Executive Officer. The duties and responsibilities of the Employee as Chief Executive Officer shall be those duties and responsibilities that are consistent with the office of Chief Executive Officer and those duties and responsibilities that are assigned, from time to time, by the Board of Directors of the Company. The Employee shall report directly to the Board of Directors of the Company.
     3. SALARY. For all services to be rendered by the Employee pursuant to this Agreement, the Company hereby agrees to pay the Employee a base salary at an annual rate of $625,000 per year (the "Base Salary"), payable in accordance with the Company's payroll practices in effect from time to time.
     4. BONUS. The Employee shall be entitled to participate in the Company's Senior Officer Bonus Plan for 1994 and any subsequent year during the Term of this Agreement on the same basis and to the same extent as the Company's other senior corporate officers.

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     5.      STOCK OPTIONS.  In consideration of his employment hereunder,
Employee shall be granted an option to purchase 300,000 shares of common stock of the Company at an exercise price of $6.375 (the "Option"). The Option shall contain substantially the terms set forth in the form of the Option Agreement attached hereto as Exhibit A.
     6. BENEFITS. The Employee shall be entitled to all benefits and conditions of employment previously provided by the Company to the Employee's predecessor as Chief Executive Officer of the Company, including, without limitation, automobile allowance, insurance, participation in the Company's Days-Off Policy, and participation in any pension, profit sharing or other retirement plans, subject to the terms of such plans and provisions, rules, regulations and laws applicable to such plans and except for differences in the previous Chief Executive Officer's benefits based on plan terms.
     7. REIMBURSEMENT FOR BUSINESS EXPENSES. The Employee shall be reimbursed for all reasonable out-of-pocket business expenses incurred by him in the direct performance of his duties during his employment with the Company pursuant to the terms of this Agreement and in accordance with the Company's policies in effect from time to time. All requests for reimbursement shall be substantiated by invoices and other pertinent data satisfactory to the Company.
     8. PERFORMANCE. The Employee shall devote all of his working time and efforts to the business and affairs of the Company and to the diligent, faithful and competent performance of the duties and responsibilities assigned to him pursuant to this Agreement, except for vacations, weekends and holidays. Notwithstanding the foregoing, the

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Employee may render charitable, civic and outside board services so long as such services do not materially interfere with the Employee's ability to discharge his duties, including, without limitation, such outside services as the Employee is currently performing.
     9. NON-DISCLOSURE OF PROPRIETARY INFORMATION; NON-COMPETITION; NON-SOLICITATION. As used in this Agreement, the term "Confidential Information" shall mean valuable, non-public, competitively sensitive data and information relating to the Company's business or the business of any entity affiliated with the Company, other than Trade Secrets (as defined in the next sentence). "Confidential Information" shall include, among other things, information specifically designated as a Trade Secret that is, notwithstanding the designation, determined by a court of competent jurisdiction not to be a "trade secret" under applicable law. As used in this Agreement, the term "Trade Secrets" shall mean information or data of or about the Company or any entity affiliated with the Company, including, but not limited to, technical or non-technical data, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, processes, financial data, financial plans, product plans, or lists of actual or potential customers or suppliers, that:
(i) derive economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from their disclosure or use; and (ii) are the subject of efforts that are reasonable under the circumstances to maintain their secrecy. To the extent that the foregoing definition is inconsistent with a definition of "trade secret" mandated under applicable law, the

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foregoing definition shall be deemed amended to the degree necessary to render it consistent with applicable law.
     Employee will be exposed to Trade Secrets and Confidential Information as a result of his employment by the Company as provided in this Agreement. Employee acknowledges and agrees that any unauthorized disclosure or use of any of the Trade Secrets or Confidential Information of the Company would be wrongful and would likely result in immediate and irreparable injury to the Company. In consideration of Employee's right to employment (or continued employment) under the terms of this Agreement, except as appropriate in connection with the performance of his obligations under this Agreement, Employee shall not, without the express prior written consent of an officer of the Company other than Employee, redistribute, market, publish, disclose or divulge to any other person or entity, or use or modify for use, directly or indirectly in any way for any person or entity: (i) any Confidential Information during the Term of this Agreement and for a period of two (2) years after the final date of the Term of this Agreement; and (ii) any Trade Secrets at any time (during or after the Term of this Agreement) during which such information or data shall continue to constitute a "trade secret" under applicable law. Employee agrees to cooperate with any reasonable confidentiality requirements of the Company. Employee shall immediately notify the Company of any unauthorized disclosure or use of any Trade Secrets or Confidential Information of which Employee becomes aware.
     The Employee shall not, either directly or indirectly, alone or in partnership, be connected or concerned with or participate in any other

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competing business or pursuit during any employment by the Company, except that the Employee may own up to three percent of the outstanding securities of a competing business with securities which are registered with the Securities and Exchange Commission if such company is required to file current reports pursuant to the Securities Exchange Act of 1934.
     For a period of one year immediately following any termination of the Employee's employment, the Employee will not solicit, or participate in any solicitation of, the customers, suppliers, employees or representatives of the Company (or any of its subsidiaries or affiliated companies) to breach any contract with the Company, terminate any relationship with the Company or leave the Company. For purposes of this Agreement, (i) customers shall be limited to actual customers or actively sought prospective customers of the Company or any subsidiary or affiliate of the Company with whom Employee has had substantial contact during the Term of this Agreement and (ii) employees or representatives of the Company (or any of its subsidiaries or affiliates) shall be limited to persons residing within fifty (50) miles of the Company's offices in Atlanta, Georgia.
     10. SUCCESSORS AND ASSIGNS. This Agreement and all rights under this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective personal or legal representatives, executors, administrators, heirs, distributees, devisees, legatees, successors and assigns. This Agreement is personal in nature, and neither of the parties to this Agreement shall, without the written consent of the other, assign or transfer this Agreement or

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any right or obligation under this Agreement to any other person or entity, provided, however, that the Company may, without the written consent of the Employee, transfer any or all of its rights and obligations under this Agreement to any successor to the business of the Company by merger, consolidation, sale of assets or otherwise. Any other attempted assignment by the Employee or the Company shall be void ab initio.
     11. INJUNCTIVE RELIEF. The Company and the Employee agree that damages are an inadequate remedy for, and that the Company or any successor to the business of the Company would be irreparably harmed by, any breach of Paragraph 9 of this Agreement, and that the Company, any successor to the business of the Company or any permitted assignee of the Company shall be entitled to equitable relief in the form of a preliminary or permanent injunction upon any breach of Paragraph 9 hereof.
     12. NOTICES. For the purpose of this Agreement, notices and all other communications to either party hereunder provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or mailed by first-class mail or airmail, postage prepaid, addressed:
             If to the Employee:

                                  John D. Phillips
                                  2210 Resurgens Plaza South
                                  945 East Paces Ferry Road, NE
                                  Atlanta, Georgia  30326

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                 If to the Company:

                                  The Actava Group Inc.
                                  4900 Georgia-Pacific Center
                                  Atlanta, Georgia  30303
                                  Attention:  Senior Vice President
                                               and General Counsel

or to such other address(es) as either party may have furnished to the other party in writing in accordance with this Paragraph.

         13.     TERMINATION.
                 (a)      DEFINITIONS.  For purposes of this Agreement:
                          (i) The term "Cause" when used with respect to the termination of the Employee's employment hereunder shall mean that the Employee during the Term of this Agreement: (A) has misappropriated, stolen or embezzled funds of the Company; or
                 (B) has committed an act of deceit, fraud, dereliction of duty, or gross or willful misconduct; or (C) has been convicted of a crime involving moral turpitude or entered a plea of nolo contendere in response to any indictment for such crime; or (D) has intentionally disclosed Trade Secrets or Confidential Information of the Company except when such disclosure is made pursuant to the direction of the Company or in accordance with Company policy; or (E) has engaged in competitive behavior against the Company, has purposely aided a competitor of the Company or has misappropriated or aided in misappropriating a material opportunity of the Company; provided, however, that in the case of (D) and (E) hereof, the Board of Directors of the Company shall have determined that such action by the Employee has had a material adverse effect on the Company.

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                          (ii)  The term "Without Cause" when used with respect
                 to the termination of the Employee's employment hereunder shall mean (A) termination of the Employee's employment by the Company for any reason other than Cause or Disability (defined in Paragraph 13(a)(iii) hereof) or (B) termination of his employment by the Employee (in accordance with the notice provisions of Paragraph 13(d) hereof) at any time upon any material breach by the Company of any term or condition of this Agreement and failure by the Company to cure such breach within thirty days after written notice from the Employee to the Company specifying such breach.
                          (iii) The term "Disability" shall mean the mental or physical illness or disability of the Employee, as certified in a written statement from a physician mutually approved by the Company and the Employee, which renders the Employee unable to perform substantially all of his duties and services hereunder for a period in excess of 180 days (regardless of whether such days are consecutive) during any consecutive two-year period during the Term of this Agreement.
                 (b) TERMINATION BY THE COMPANY FOR CAUSE. The Company may terminate the Employee's employment at any time for Cause. In the event of the termination of the Employee's employment under this Paragraph 13(b), the Company shall be obligated only to pay the Employee his accrued Base Salary and accrued benefits herein provided for through the date of termination of Employee's employment (including, without limitation, payment or reimbursement

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         to the date of such termination of the amounts provided for in
         Paragraph 6 hereof), all at the then-effective rates, in accordance with the Company's then effective payroll payment practices, minus payroll deductions and costs of group insurance. Upon any termination by the Company of the Employee's employment for Cause, the Employee may continue any then-effective group health insurance (to the extent permitted by law) under the Consolidated Omnibus Reconciliation Act ("COBRA").
                (c) TERMINATION BY THE COMPANY WITHOUT CAUSE. The Company may terminate the Employee's employment Without Cause at any time during the Term hereof by providing the Employee with written notice of such termination and specifying in such notice the effective date of such termination, whereupon the Employee's employment shall terminate on the date specified in such notice. Upon such termination, as the Employee's sole remedy for such termination, the Employee shall be entitled to continue to receive his Base Salary and the other benefits provided for in Paragraph 6 hereof (unless such benefits are not available after termination of employment under the terms of such benefit plans), all at the then-effective rates, in accordance with the Company's then-effective payroll payment practices, minus payroll deductions and costs of group insurance, during the remaining Term of this Agreement.
                (d) TERMINATION BY THE EMPLOYEE. The Employee's employment may be terminated by the Employee at any time by providing the Company with notice of such termination and specifying in the notice the effective date of such termination, which shall not be less than

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         fifteen days after giving such notice, whereupon the Employee's employment shall terminate on the date specified in such notice, provided, however, that following receipt of such notice the Company may specify, in its discretion, the date on which the Employee's employment shall terminate so long as the date so specified is not more than fifteen days after the date on which the Employee shall have given notice, in which case the Employee's employment shall terminate on the date so specified by the Company. In the event of his termination of employment by the Employee (except in accordance with Paragraph 13(a)(ii)(B) hereof, which shall be deemed a termination of employment Without Cause by the Company hereunder), the Company shall be obligated only to pay the Employee his accrued Base Salary and other accrued benefits herein provided for through the date of termination of Employee's employment (including, without limitation, payment or reimbursement to the date of such termination of the amounts provided for in Paragraph 6 hereof), all at the then-effective rates, in accordance with the Company's then-effective payroll payment practices, minus payroll deductions and costs of group insurance.
                 (e) TERMINATION UPON DISABILITY. The Company may terminate the Employee's employment upon the Disability of the Employee by providing the Employee with written notice of termination and specifying in the notice the effective date of such termination, which shall not be less than thirty days after giving such notice, whereupon the Employee's employment shall terminate on the date specified in such notice. Upon termination of the Employee's employment by the Company

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upon the Disability of the Employee, the Employee shall receive the following payments and benefits:
                          (i) The Employee shall receive his accrued Base Salary through the date of such termination and other accrued benefits herein provided for (including without limitation, payment or reimbursement to the date of such termination of the amounts provided for in Paragraph 6 hereof), all at the then-effective rates, in accordance with the Company's then-effective payroll payment practices, minus payroll deductions and costs of group insurance, payable upon the effective date of such termination.
                          (ii) The Employee shall receive disability insurance payments payable to the Employee under the basic employee benefit plans made available to the Employee hereunder.
                 (f) DEATH. In the event of the Employee's death during his employment hereunder, the Employee's employment shall be automatically terminated and the Company shall be obligated only to pay the Employee's estate his accrued Base Salary and accrued benefits herein provided for (including, without limitation, payment or reimbursement to the date of such termination of the amounts provided for in Paragraph 6 hereof), all at the then-effective rates, in accordance with the Company's then effective payroll payment practices, minus payroll deductions and costs of group insurance.
         14. MISCELLANEOUS. No provision of this Agreement may be amended, modified or waived unless such amendment, modification or waiver (i) is agreed to in writing and is signed by the Employee and a representative of the Company, its successor or permitted assignee and (ii) has been

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approved by the Board of Directors of the Company, its successor or any permitted assignee of the Company. No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance by the other party with, any condition or provision of this Agreement to be performed by the other party shall be deemed to be a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied, with respect to the subject matter of this Agreement have been made by either party that are not expressly set forth in this Agreement. This Agreement supersedes any and all employment agreements between the Employee and the Company (or the Company's predecessors or subsidiaries) in their entirety.
         15. VALIDITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which other provisions shall remain in full force and effect, nor shall the invalidity or unenforceability of a portion of any provision of this Agreement affect the validity or enforceability of the balance of such provision.
         16. COUNTERPARTS. This document may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute a single agreement.
         17. HEADINGS. The headings of the paragraphs contained in this document are for reference purposes only and shall not, in any way, affect the meaning or interpretation of any provision of this Agreement.

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         18.     APPLICABLE LAW.  This Agreement shall be governed by and
construed in accordance with the internal substantive laws, and not the choice of law rules, of the State of Georgia.
         19. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, other than the provisions of paragraph 9 hereof, shall, on the written request of one party served upon the other, be settled by binding arbitration in Fulton County, Georgia in accordance with the commercial arbitration rules then recognized by the American Arbitration Association, and judgment upon the award rendered may be entered and enforced in any court having jurisdiction thereof. The prevailing party in any such arbitration proceeding or court action shall be entitled to recover all of its costs and expenses (including, without limitation, reasonable attorneys' fees) incurred therein from the nonprevailing party.
         IN WITNESS WHEREOF, the Company and the Employee have executed and delivered this Agreement as of the date first above written.

                                               THE ACTAVA GROUP INC.



                                               By:
                                                  -----------------------------
                                                  Walter M. Grant
                                                  Senior Vice President
                                                    and General Counsel


                                                  -----------------------------
                                                  John D. Phillips

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